(WISCONSIN TAX-EXEMPT PORTFOLIO LOGO)

                                  ------------

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)


                                 June 30, 1999
                                  ------------

                       SEMIANNUAL REPORT TO SHAREHOLDERS


                                                                 August 23, 1999
Dear Wisconsin Shareholder:

  I am pleased to provide you with the Wisconsin Tax-Exempt Portfolio semiannual report for the period ended June 30, 1999. Since December 31, 1998, the Wisconsin Tax Exempt Portfolio's net assets increased from $45,580,000 to $51,591,000. Additionally, total assets of the Principal Preservation mutual fund family grew from $602,000,000 at December 31, 1998 to $730,358,000 as of June 30, 1999. Investors continue to focus on the broad base stock market, rather than the tax-exempt bond markets.

  The domestic economy continued to grow at a healthy pace during the first six months of 1999. Higher income levels combined with a robust real estate market and increasing stock prices fueled the consumer sector, which was the primary driver of domestic growth. The federal reserve, concerned about inflation in light of the strong economy, finally made good on its warnings with a 0.25% increase in the overnight lending rate. As a result, the first six months for the bond market responded with higher yields and lower prices, causing negative returns on investments. Short term interest rates, as measured by the 90 day U.S. Treasury rose from 4.5% as of December 31, 1998 to 4.78% as of June 30, 1999. Tax-Exempt Securities, while experiencing market declines, performed slightly better than the general taxable bond market.

  On the following pages, we describe in further detail the factors affecting the performance of your Portfolio. We thank you for your continued support and trust with us at Principal Preservation.

                                          Sincerely,

                                          /s/Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

This report was prepared for shareholders of Principal Preservation's Wisconsin Tax-Exempt Portfolio. It does not constitute an offer to sell shares of the Portfolio. Any investor who wishes to receive more information about the Wisconsin Tax-Exempt Portfolio or any of the other portfolios in the Principal Preservation Fund Family should obtain a prospectus, which includes a discussion of the investment objective, all sales charges and expenses and the investment risks associated with each portfolio.

                       MANAGEMENT DISCUSSION AND ANALYSIS
MARKET OVERVIEW:

  The Wisconsin Tax-Exempt Portfolio's return on net assets was (0.66)% for the six month period ended June 30, 1999. This compared to the return of (5.03)% for the 20 year municipal bond buyer index. Yields on tax exempt securities rose during the six months, partly in reaction to the federal reserve's 0.25% increase in short term interest rates. The yield on the 30 year AAA bond began the period at 4.96% and rose during the period to 5.35%. Similarly, the A bond yield rose from 5.07% to 5.48% and BBB yields rose from 5.16% to 5.64%. In comparison, the taxable bond market as measured by the 30 year U.S. Treasury Bond yield began the year at 5.12% and finished the June 30, 1999 period at 6.02%. A fairly low level of new municipal bonds issued slowed the increase in municipal bond yields.

  Most of the yield increase in Treasury securities occurred during the first quarter, when long term Treasury yields exceeded increases in yields on municipal securities by more than 40 basis points. While issuance of new municipal bonds in the first quarter was slightly higher than the first quarter of 1998, the new issue volume of $57.6 billion during the second quarter was down almost 30% from the same period in 1998. This decline in new issue volume slowed the increase of municipal yields. As a result, the municipal bond yield returned to a more normal 90% of Treasury bond yields.

PORTFOLIO REVIEW:

  During the first six months, the portfolio manager invested approximately $5,000,000 of net proceeds in issues from the State of Wisconsin such as the AA rated Madison, Wisconsin Fluno Center bonds maturing November 1, 2020 and the AA rated Sturgeon Bay, Wisconsin bonds maturing October 1, 2017. The Wisconsin based issues represent approximately 74% of the Portfolio's total net assets at June 30, 1999 compared to 72% as of December 31, 1998. The Wisconsin Tax-Exempt Portfolio return was helped by the pre-refunding of the Wisconsin Center District bonds. The pre-refunding resulted in an escrowing of U.S. Treasury bonds that mature in 2006. This pre-refunding automatically increased the valuation of those securities by six points. As a result, the duration of the fund declined slightly. The portfolio manager sees future opportunity to obtain high quality double exempt bonds which should be free from any alternative minimum tax issues.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of Principal Preservation Portfolios, Inc.' s. Wisconsin Tax-Exempt Portfolio outstanding for the periods indicated. You should read this information in conjunction with the financial statements and related notes.


                                                                                  WISCONSIN
                                                                             TAX-EXEMPT PORTFOLIO
                                                       -----------------------------------------------------------------
                                                          For the
                                                       period ended
                                                      June 30, 1999               For the years ended December 31,
                                                                          ----------------------------------------------
                                                       (Unaudited)        1998           1997           1996        1995
                                                       -----------        ----           ----           ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.27          $10.21          $9.87         $10.05       $9.10
                                                        ------          ------         ------         ------      ------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                .22              .48            .49            .49         .50
     Net realized and unrealized gains
       (losses) on investments                           (.29)             .06            .34           (.18)        .95
                                                        ------          ------         ------         ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                    (.07)             .54            .83            .31        1.45
                                                        ------          ------         ------         ------      ------
LESS DISTRIBUTIONS:
     Dividends from net investment income                (.23)            (.48)          (.49)          (.49)       (.50)
                                                        ------          ------         ------         ------      ------
     TOTAL DISTRIBUTIONS                                 (.23)            (.48)          (.49)          (.49)       (.50)
                                                        ------          ------         ------         ------      ------
NET ASSET VALUE, END OF PERIOD                          $9.98           $10.27         $10.21          $9.87      $10.05
                                                        ------          ------         ------         ------      ------
                                                        ------          ------         ------         ------      ------
TOTAL RETURN **<F2>                                     (0.7%)            5.4%           8.7%           3.3%         16.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)        $51,730           $45,693        $32,852        $25,750       $18,986
Ratio of expenses to average net assets                  0.8%*<F1>+<F3>   0.6%+<F3>      0.5%+<F3>      0.5%+<F3>     0.4%+<F3>
Ratio of net investment income to average net assets     4.4%*<F1>+<F3>   4.6%+<F3>      4.9%+<F3>      4.9%+<F3>     5.0%+<F3>
Portfolio turnover rate                                  1.0%            12.5%          16.9%          16.0%          9.7%


  *<F1>   Annualized.

  **<F2> The Fund's sales charge is not reflected in total return as set forth in the table.

  +<F3>   Reflects a voluntary reimbursement of fund expenses of 0.2% in 1999,
0.4% in 1998, 0.6% in 1997, 0.6% in 1996 and 0.8% in 1995, respectively.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                                 BALANCE SHEET
                           JUNE 30, 1999 (UNAUDITED)

                                                                  WISCONSIN
                                                           TAX-EXEMPT PORTFOLIO
                                                           --------------------
ASSETS:
Investments:
     Cost basis of investments                                   $50,991,467
                                                                 -----------
                                                                 -----------
     Long-term investments in securities                         $51,300,363
Cash                                                                     970
Receivables:
     Capital shares sold                                              21,219
     Interest                                                        632,796
                                                                 -----------
          Total receivables                                          654,015
Other assets                                                             966
                                                                 -----------
          Total assets                                           $51,956,314
                                                                 -----------
                                                                 -----------
LIABILITIES:
Payables:
     Capital shares redeemed                                     $        --
     Distributions to shareholders                                    56,099
     Management fees                                                  20,545
     Other accrued expenses                                           45,311
     Other liabilities                                               104,683
                                                                 -----------
          Total liabilities                                          226,638
                                                                 -----------
NET ASSETS:
Capital stock                                                     51,455,950
Undistributed net investment income                                   10,667
Undistributed net realized gains (losses) on investments             (45,837)
Net unrealized appreciation on investments                           308,896
                                                                 -----------
          Total net assets                                        51,729,676
                                                                 -----------
          Total liabilities and net assets                       $51,956,314
                                                                 -----------
                                                                 -----------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                   $      9.98
                                                                 -----------
                                                                 -----------
MAXIMUM OFFERING PRICE PER SHARE                                 $     10.24
                                                                 -----------
                                                                 -----------

              The accompanying notes to financial statements
                 are an integral part of this statement.

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                        WISCONSIN TAX-EXEMPT PORTFOLIO
                           STATEMENT OF OPERATIONS
              FOR THE SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)

                                                                 WISCONSIN
                                                           TAX-EXEMPT PORTFOLIO
                                                           --------------------
INVESTMENT INCOME:
Interest                                                          $1,315,418
                                                                 -----------

          Total investment income                                  1,315,418
                                                                 -----------

EXPENSES:

Investment advisory fees                                             124,574
Custodian fees                                                         5,332
Transfer agent fees                                                   15,270
Broker service fees                                                   65,215
Professional fees                                                     17,251
Registration                                                           1,796
Communication                                                          9,191
Director fees                                                          1,866
Pricing of investments                                                 4,346
Deferred organization expense                                          1,160
Other                                                                  3,151
                                                                 -----------

          Total expenses                                             249,152
Less expenses absorbed by advisor                                    (39,814)
                                                                 -----------

          Net expenses                                               209,338
                                                                 -----------

NET INVESTMENT INCOME                                              1,106,080
                                                                 -----------

NET REALIZED GAINS (LOSSES) ON INVESTMENTS                           (10,587)
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS FOR THE YEAR
                                                                  (1,493,584)
                                                                 -----------

          Net gain on investments                                 (1,504,171)
                                                                 -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  (398,091)
                                                                 -----------
                                                                 -----------
              The accompanying notes to financial statements
                 are an integral part of this statement.

                      PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                          WISCONSIN TAX-EXEMPT PORTFOLIO
                        STATEMENT OF CHANGES IN NET ASSETS
                FOR THE SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)

                                                                 WISCONSIN
                                                           TAX-EXEMPT PORTFOLIO
                                                           --------------------
OPERATIONS:
Net investment income                                            $ 1,106,080
Net realized gains (losses) on investments                           (10,587)
Change in unrealized appreciation on investments for the year     (1,493,584)
                                                                 -----------

          Net increase (decrease) in net assets
            resulting from operations                               (398,091)
                                                                 -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.228 per share)                          (1,105,431)
                                                                 -----------

          Total distributions                                     (1,105,431)
                                                                 -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                        8,690,211
Net asset value of shares issued in distributions                    773,723
Cost of shares redeemed                                           (1,923,441)
                                                                 -----------

          Net increase in net assets from
            capital share transactions                             7,540,493
                                                                 -----------

          Total increase                                           6,036,971
NET ASSETS:
Balance at beginning of period                                    45,692,705
                                                                 -----------

Balance at end of period                                         $51,729,676
                                                                 -----------
                                                                 -----------

              The accompanying notes to financial statements
                 are an integral part of this statement.

                       PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                          WISCONSIN TAX-EXEMPT PORTFOLIO
                         STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                 WISCONSIN
                                                           TAX-EXEMPT PORTFOLIO
                                                           --------------------
OPERATIONS:
Net investment income                                            $ 1,800,897
Net realized losses on investments                                   (29,062)
Change in unrealized appreciation on investments for the year        268,450
                                                                 -----------
          Net increase in net assets resulting from operations     2,040,285
                                                                 -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.48 per share)                           (1,792,682)
                                                                 -----------
          Total distributions                                     (1,792,682)
                                                                 -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                       14,532,615
Net asset value of shares issued in distributions                  1,251,011
Cost of shares redeemed                                           (3,190,205)
                                                                 -----------
          Net increase in net assets from capital
            share transactions                                    12,593,421
                                                                 -----------
          Total increase                                          12,841,024

NET ASSETS:
Balance at beginning of period                                    32,851,681
                                                                 -----------
Balance at end of period                                         $45,692,705
                                                                 -----------
                                                                 -----------

              The accompanying notes to financial statements
                 are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1999 (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES --

  Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 is an open-end management investment company, is a series company with nine portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Index Portfolio, Cash Reserve Portfolio, Wisconsin Tax-Exempt Portfolio, Select Value Portfolio and Managed Growth Portfolio. This report presents information only for the Wisconsin Tax-Exempt Portfolio (the "Portfolio"). Information regarding the other portfolios is presented in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

  The following is a summary of the significant accounting policies of the Fund.

 (a) Long-Term Securities

   The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service in accordance with procedures approved by the Fund's Board of Directors. Among other factors, these procedures include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

   Investment transactions are recorded on the day after trade date. However, the financial statement information reflects an adjustment to reflect trade date activity.

   Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The fund does not amortize premiums on taxable long-term securities. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

 (b) Net Realized Gains and Losses and Investment Income

   Net realized gains and losses on securities sales are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

 (c) Federal Income Taxes

   Provision has not been made for Federal income taxes, because the Portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 1998, the Portfolio had Federal income tax capital loss carryforwards of $3,176 expiring in 2003, $3,012 expiring in 2004 and $29,061 expiring in 2005. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforward is exhausted.

   The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

 (d) Expenses

   Fund expenses associated with a specific portfolio are charged to that portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each portfolio to the combined net assets of the Fund, by the ratio of accounts maintained in each portfolio or some other fair allocation process.

 (e) Distributions to Shareholders

   Dividends to shareholders are recorded on the ex-dividend date.

 (f) Deferred Organization Costs

   Costs incurred with the organization, initial registration and public offering of shares aggregating $13,000 for the Portfolio have been paid by the Fund and are being amortized over a five year period.

 (g) Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 2.INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

  The Fund has an Investment Advisory Agreement (the "Agreement") with B.C. Ziegler and Company ("BCZ") (with whom certain officers and directors of the Fund are affiliated), to serve as the Investment Advisor. BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Under the Agreement, the Portfolio pays BCZ a monthly fee based upon the average daily net assets of the Portfolio at the rate of .50% of the first $250,000,000 of the Portfolio's average daily net assets, reducing to .40% of the Portfolio's average daily net assets in excess of $250,000,000.

  For the period ended June 30, 1999, BCZ voluntarily reimbursed expenses to the Portfolio totaling $39,814. BCZ is not obligated to continue the voluntary reimbursement in the future.

  On May 17, 1991, the Fund's shareholders approved a Distribution Agreement under Rule 12b-1. According to this agreement the Fund pays a distribution fee of up to 0.25% to Ziegler, as the distributor, which is passed through to the broker/dealer as a service fee. This fee is calculated on the average daily net assets and is shown as broker service fees in the Statement of Operations.

  Ziegler has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services and a Transfer and Dividend Disbursing and Shareholder Servicing Agreement with the Fund to provide Transfer Agent Services. In addition, the Portfolio pays Ziegler commissions on sales of Portfolio shares and 12b-1 distribution fees. The transfer agent fees, commissions, accounting and pricing fees, depository and 12b-1 fees paid to Ziegler by the Portfolio for the period ended June 30, 1999 were as follows:

                                                  ACCOUNTING
                  TRANSFER       COMMISSIONS      AND PRICING
                 AGENT FEES  ON PORTFOLIO SHARES      FEES       12B-1 FEES
                 ----------  -------------------  -----------  --------------
  Wisconsin
    Tax-Exempt
    Portfolio      $11,947         $65,484        $12,375         $36,575

3.   INVESTMENT TRANSACTIONS --

  Purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 1999, consisted of purchases of $8,344,129 and $506,626 in proceeds from the sale of securities.

  Net tax basis unrealized appreciation (depreciation) on investments as of June 30, 1999, included:

                                                                 WISCONSIN
                                                                 TAX-EXEMPT
                                                                -----------
  Gross unrealized appreciation                                  $1,293,239
  Gross unrealized depreciation                                    (984,343)
                                                                -----------
       Net unrealized appreciation                              $   308,896
                                                                -----------
                                                                -----------

     The tax basis cost of investments at June 30, 1999 was $50,991,467.

4.   LINE OF CREDIT --

  The Fund has an available line of credit of $3,000,000. However, each portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by Ziegler. Each portfolio's policies allow borrowings for temporary or emergency purposes.

5.   CAPITAL SHARE TRANSACTIONS --

 (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into nine separate portfolios:
   Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Managed Growth Portfolio and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first eight portfolios and 400,000,000 in the Cash Reserve Portfolio. Each portfolio (other than the Cash Reserve Portfolio) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolio also have designated Class B (contingent deferred sales charge) shares. The shares of the Cash Reserve Portfolio have been subdivided into 200,000,000 shares of Class X (Retail Shares) and 200,000,000 shares of Class Y (Institutional Shares). The remaining 200,000,000 authorized shares of common stock of the Fund may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

 (b)Capital share activity during the years ended December 31, 1998 and the period ended June 30, 1999, respectively, were as follows:

                                                                WISCONSIN
                                                               TAX-EXEMPT
                                                               -----------
  SHARES OUTSTANDING AT DECEMBER 31, 1997                        3,218,708
                                                               -----------
                                                               -----------
    Shares issued                                                1,419,230
    Shares issued in distributions                                 122,119
    Shares redeemed                                               (312,229)
                                                               -----------
  SHARES OUTSTANDING AT DECEMBER 31, 1998                        4,447,828
                                                               -----------
                                                               -----------
    Shares issued                                                  848,022
    Shares issued in distributions                                  75,778
    Shares redeemed                                               (189,010)
                                                               -----------
  SHARES OUTSTANDING AT JUNE 30, 1999                            5,182,618
                                                               -----------
                                                               -----------

 (c)Maximum offering price per share is computed based on a maximum sales charge of 2.5% of the offering price or 2.56% of the net asset value. For purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 97.5.

                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                        SCHEDULE OF INVESTMENTS
                       JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                                                                            S&P               MOODY'S
  AMOUNT                     DESCRIPTION                                            RATING             RATING         VALUE
---------------------------------------------------------------------------------------------------------------------------------

LONG-TERM TAX-EXEMPT SECURITIES -- 99.2%

GEORGIA -- 1.1%
        $325,000 Atlanta, Georgia, New Public Housing Authority, 5.00%,              AAA                 Aaa         $332,026
                 due 05-01-2007

        250,000  Newnan, Georgia, New Public Housing Authority, 5.00%,               AAA                 Aaa          255,163
                 due 04-01-2012

GUAM -- 6.2%
        650,000  Guam Government Limited Obligation Highway Bonds,                   AAA                 Aaa          689,813
                 Series A, 6.30%, due 05-01-2012

      1,035,000  Government of Guam, Limited Obligation Infrastructure               AAA                 Aaa        1,000,069
                 Improvement Bonds, 1997 Series A, 5.00%, due 11-01-2017

        515,000  Guam Power Authority Revenue Bonds, Series A, 6.375%,               AAA                 Aaa          558,131
                 due 10-01-2008

      1,000,000  Guam Power Authority Revenue Bonds, 1999 Series A,                  AAA                 Aaa          951,250
                 5.00%, due 10-01-2024

ILLINOIS -- 1.0%
        200,000  Cook County, Illinois, New Public Housing
                   Authority, 5.25%,                                                 AAA                 Aaa          204,256
                 due 04-01-2010

        300,000  Peoria, Illinois, New Public Housing Authority, 5.00%,              AAA                 Aaa          304,125
                 due 06-01-2012

MASSACHUSETTS -- 1.6%
        695,000  Massachusetts State Housing Finance Agency,                         AAA                 Al           810,544
                 Multi-Family Housing
                 Bonds, First Issue, 1979 Series A, 7.00%, due 04-01-2021

NEVADA -- 0.5%
        255,000  Las Vegas, Nevada, New Public Housing Authority, 5.00%,             AAA                 Aaa          259,462
                 due 01-01-2012

NEW JERSEY -- 1.3%
        250,000  Newark, New Jersey, New Public Housing Authority, 4.50%,            AAA                 Aaa          245,625
                 due 04-01-2008

        435,000  Newark, New Jersey, New Public Housing Authority, 5.25%,            AAA                 Aaa          440,016
                 due 04-01-2009

NEW YORK -- 0.8%
        200,000  New York, New York, New Public Housing Authority, 5.375%,           AAA                 Aaa          204,626
                 due 01-01-2012

        200,000  New York, New York, New Public Housing Authority, 5.00%,            AAA                 Aaa          204,000
                 due 01-01-2012
                 due 05-01-2007

NORTH CAROLINA -- 0.8%
        400,000  Durham, North Carolina, New Public Housing Authority, 5.00%,        AAA                 Aaa          408,068
                 due 02-01-2012

NORTH DAKOTA -- 0.8%
        200,000  Burleigh County, North Dakota, New Public Housing Authority,        AAA                 Aaa          204,278
                 4.875%, due 01-01-2009

        185,000  Burleigh County, North Dakota, New Public Housing Authority,        AAA                 Aaa          188,948
                 4.875%, due 01-01-2010


N MARIANA ISLANDS -- 0.2%
        100,000  Commonwealth of the Northern Mariana Islands General Obligation     AAA                 Aaa          102,000
                 Bonds, Series 1999A, (Public School System Projects), 5.125%,
                 due 10-01-2008

OHIO -- 2.5%
        500,000  Youngstown, Ohio, New Public Housing Authority, 5.00%,              AAA                 Aaa          510,985
                 due 05-01-2011

        250,000  Youngstown, Ohio, New Public Housing Authority, 4.875%,             AAA                 Aaa          255,203
                 due 05-01-2009

        200,000  Youngstown, Ohio, New Public Housing Authority, 4.875%,             AAA                 Aaa          203,750
                 due 05-01-2010

        300,000  Youngstown, Ohio, New Public Housing Authority, 5.00%,              AAA                 Aaa          306,603
                 due 05-01-2012

PENNSYLVANIA -- 0.9%
        270,000  Allentown, Pennsylvania, New Public Housing Authority, 4.875%,      AAA                 Aaa          272,025
                 due 05-01-2011

        200,000  Clinton County, Pennsylvania, New Public Housing Authority,         AAA                 Aaa          204,284
                 5.25%, due 11-01-2007

PUERTO RICO -- 5.5%
        100,000  Puerto Rico Commonwealth Highway &Transportation, 6.625%,           A                   Baa1         107,875
                 due 07-01-2012
        350,000  Puerto Rico Commonwealth Highway & Transportation Authority,        A                   Aaa          378,437
                 Highway Revenue Unrefunded Balance, Series T, 6.625%,
                 due 07-01-2018

        325,000  Puerto Rico Commonwealth, Refunding Bonds, Series A, 6.00%,         A                   Baal         341,250
                 due 07-01-2014

        350,000  Puerto Rico Commonwealth General Obligation Bonds, 6.00%,           A                   Aaa          372,313
                 Prefunded 07-01-2002

        180,000  Puerto Rico Commonwealth Electric &Power Authority, Series R,       AAA                 Aaa          192,825
                 6.25%, due 07-01-2017

        200,000  Puerto Rico New Public Housing Authority, 5.00%,                    AAA                 Aaa          201,000
                 due 06-01-2010

        700,000  Puerto Rico Public Buildings Authority, Public Education            A                   Baa1         720,125
                 & Health Facilities, Refunding Bonds, Series M, 5.75%,
                 due 07-01-2015

        150,000  Puerto Rico Telephone Authority, Series L, 5.75%, due 01-01-2011    A+                  A2           155,062

        350,000  Puerto Rico Telephone Authority, Series L, 6.125%, due 01-01-2022   A+                  A2           368,813


SOUTH CAROLINA -- 0.4%
        200,000  Marion, South Carolina, New Public Housing Authority, 4.875%,       AAA                 Aaa          202,250
                 due 09-01-2010

TENNESSEE -- 0.4%
        190,000  Nashville, Tennessee, New Public Housing Authority, 5.00%,          AAA                 Aaa          188,100
                 due 08-01-2010

TEXAS -- 1.6%
        300,000  El Paso, Texas, New Public Housing Authority, 5.00%,                AAA                 Aaa          305,250
                 due 07-01-2005

        340,000  Waco, Texas, New Public Housing Authority, 4.875%,                  AAA                 Aaa          347,596
                 due 12-01-2009

        200,000  Waco, Texas, New Public Housing Authority, 4.875%,                  AAA                 Aaa          203,000
                 due 12-01-2012

WISCONSIN -- 73.6%
        500,000  Housing Authority of the City of Ashland, Wisconsin, Student        NR                  Aa3          481,875
                 Housing Revenue Bonds, Series 1998, (Northland College Project),
                 5.10%, due 04-01-2018

        200,000  Brown County (Wisconsin) Housing Authority, Student Housing         NR                  NR           198,750
                 Revenue Bonds, Series 1997B, (University Village Housing, Inc.,
                 Project), 5.400%, due 04-01-2017

        600,000  Community Development Authority of the City of Franklin,            NR                  NR           568,500
                 (Wisconsin), Redevelopment Lease Revenue Refunding Bonds,
                 Series 1998-B, 4.80%, due 04-01-2009

      3,000,000  Community Development Authority of the City of Glendale, Wisconsin, NR                  NR         2,891,250
                 Lease Revenue Bonds, Series 1998A
                 (Tax Increment District No. 7),
                 5.40%, due 09-01-2018

        500,000  Housing Authority of the County of Grant, Wisconsin, Housing        NR                  A3           485,000
                 Refunding Revenue Bonds, Series 1998, (Orchard Manor), 5.25%,
                 due 07-01-2018

      1,000,000  Housing Authority of the County of Grant, Wisconsin, Housing,       NR                  A3           963,750
                 Refunding Revenue Bonds, Series 1998, (Orchard Manor), 5.35%,
                 due 07-01-2026

        150,000  Housing Authority of the City of Green Bay, Wisconsin, Student      NR                  NR           153,750
                 Housing Refunding Revenue Bonds, Series 1997, (University Village
                 Housing, Inc.), 6.00%, due 04-01-2017

        200,000  City of Hartford Community Development Authority, Dodge and         NR                  NR           211,250
                 Washington Counties, Wisconsin, Community Development Lease
                 Revenue Bonds, 5.90%, due 12-01-2006

        600,000  Community Development Authority of the Village of Jackson,          NR                  NR           584,250
                 Wisconsin, Community Development Refunding Revenue Bonds,
                 Series 1999, 5.10%, due 12-01-2017

        100,000  Community Development Authority of the Village of Jackson,          NR                  NR            95,875
                 Wisconsin, Community Development Refunding Revenue Bonds,
                 Series 1999, 4.90%, due 12-01-2013

        500,000  Community Development Authority of the Village of Little Chute,     NR                  NR           505,000
                 Wisconsin, community Development Lease Revenue Bonds, 5.625%, due 03-01-2019

      3,050,000  Community Development Authority of the City of Madison,Wisconsin,   AA-                 NR         2,870,812
                 Fixed Rate Development Revenue Bonds, Series 1998A, (Fluno
                 Center Project), 5.00%, due 11-01-2020

      1,000,000  Madison, Wisconsin, Community Development Authority Lease           NR                  Aa2        1,063,750
                 Revenue Bonds, Monona Terrace Community & Convention Center
                 Project, 6.10%, due 3-01-2010

        300,000  Community Development Authority of the City of Madison,Wisconsin,   NR                  NR           303,000
                 Multifamily Housing Revenue Bonds, Series 1995, (Dempsey Manor
                 Project), 6.65%, due 10-01-2025

        500,000  Community Development Authority of the City of Madison, Wisconsin,  NR                  NR           529,375
                 Redevelopment Revenue Bonds, Series 1995
                 (Meriter Retirement Services, Inc.), 6.125%, due 12-01-2019

        265,000  Community Development Authority of the City of Madison, Wisconsin,  NR                  NR           273,944
                 Project Revenue Bonds, (Series 1986), 5.875%, due 07-01-2016

        500,000  Redevelopment Authority of the City of Milwaukee, Wisconsin,        NR                  A1           518,750
                 Development Revenue Bonds, (Goodwill Industries of Southeastern
                 Wisconsin Project), 6.35%, due 10-01-2009

        100,000  Milwaukee, Wisconsin, Housing Authority Multifamily Revenue         NR                  Aa2          102,625
                 Refunding Bonds-Blatz Apartments Project, 7.50%, due 12-01-2028

      1,000,000  Redevelopment Authority of the City of Milwaukee (Wisconsin),       NR                  NR           942,500
                 Development Revenue Bonds, Series 1998, (YMCA of Metropolitan
                 Milwaukee, Inc. Project), 5.10%, due 12-01-2023

        180,000  Redevelopment Authority of the City of Milwaukee, Wisconsin,        NR                  Aaa          176,625
                 Redevelopment Revenue Bonds, Series 1999B, (Young Women's
                 Christian Association of Greater Milwaukee), 5.20%, due 06-01-2029

        215,000  Redevelopment Authority of the City of Milwaukee, Wisconsin,        NR                  A1           210,700
                 Redevelopment Revenue Bonds, Series 1999A, (Young Women's
                 Christian Association of Greater Milwaukee), 5.25%, due 6-01-2019

        750,000  Redevelopment Authority of the City of Milwaukee, Wisconsin,        NR                  A1           735,937
                 Redevelopment Revenue Bonds, Series 1999A, (Young Women's
                 Christian Association of Greater Milwaukee), 5.30%, due 6-01-2029

      1,000,000  Housing Authority of the City of Oak Creek, Wisconsin, Multifamily  NR                  NR         1,046,250
                 Housing Refunding Revenue Bonds, Series 1994A,
                 (Country Oaks II Project), 6.30%, due 08-01-2028

         75,000  Housing Authority of the City of Oak Creek, Wisconsin, Multifamily  AAA                 NR            75,469
                 Housing Refunding Revenue Bonds, Series 1993, (Wood Creek
                 Project), 5.625%, due 07-20-2029

        210,000  Community Development Authority of the City of Onalaska,
                 Wisconsin, Redevelopment Lease Revenue Refunding Bonds, 5.30%,      NR                  NR           206,325
                 due 06-01-2015

        125,000  Housing Authority of the City of Oshkosh, Wisconsin, GNMA           NR                  Aaa          125,625
                 Collateralized Multifamily Housing Revenue Bonds,
                 Series 1997, (VNA Assisted Living, Inc. Project),
                 5.45%, due 09-20-2017

      1,275,000  Housing Authority of the City of Oshkosh, Wisconsin, GNMA           NR                  Aaa        1,278,187
                 Collateralized Multifamily Housing Revenue Bonds, Series 1997,
                 (VNA Assisted Living, Inc. Project), 5.75%, due 09-20-2038

        230,000  Southeast Wisconsin Professional Baseball Park District Sales       AAA                 Aaa          233,162
                 Tax Revenue Refunding Bonds, Series 1998A, 5.50%, 12-15-2018

      2,260,000  Southeast Wisconsin Professional Baseball Park District Sales       AAA                 Aaa        2,412,550
                 Tax Revenue Bonds, Series 1996, 5.750%, prerefunded 03-13-2007

      1,000,000  Housing Authority of the City of Sheboygan, Wisconsin, Multifamily  AAA                 NR           966,250
                 Housing Refunding Revenue bonds, Series 1998A (GNMA Collat-
                 Lake Shore Apartments), 5.10%, due 11-20-2026

        400,000  Redevelopment  Lease Revenue Refunding Bonds, Redevelopment         NR                  NR           379,500
                 Authority of the Village of Slinger, Wisconsin, 4.70%,
                 due 09-01-2012

        600,000  Redevelopment Authority of the Village of Slinger, Wisconsin,       NR                  NR           624,750
                 Redevelopment Lease Revenue Bonds, Series 1995-A, 6.25%,
                 prerefunded 09-01-2001

      1,360,000  Waterfront Redevelopment Authority of the City of Sturgeon Bay,     A                   NR         1,259,700
                 Wisconsin, Redevelopment Lease Revenue Bonds, Series 1998B,
                 5.00%, due 10-01-2017

      2,000,000  Waterfront Redevelopment Authority of the City of Sturgeon Bay,     NR                  NR         1,860,000
                 Wisconsin, Redevelopment Lease Revenue Bonds, Series 1998A,
                 5.20%, due 10-01-2021

        150,000  Redevelopment Authority of the City of Superior, Wisconsin,         NR                  Aa2          157,875
                 Revenue Bonds, Series 1994, (Superior Memorial Hospital, Inc.),
                 5.65%, prerefunded 05-01-2002 @ 102

        100,000  Redevelopment Authority of the City of Superior, Wisconsin,         NR                  Aa2          105,625
                 Revenue Bonds, Series 1994, (Superior Memorial Hospital, Inc.),
                 5.80%, prerefunded 05-01-2002 @ 102

        155,000  Redevelopment Authority of the City of Superior, Wisconsin,         NR                  Aa2          162,944
                 Revenue Bonds, Series 1994, (Superior Memorial Hospital, Inc.),
                 5.60%, prerefunded 5-01-2002 @ 102

        600,000  Housing Authority of the City of Superior, Wisconsin, Housing       NR                  NR           611,250
                 Revenue Refunding Bonds, Series 1996, (GNMA Collateralized-
                 St. Francis Home, Inc. Project), 6.15%, due 07-20-2031

        600,000  Community Development Authority of the Village of Sussex,           NR                  NR           642,000
                 Wisconsin, Community Development Revenue Bonds, Series 1995,
                 6.10%, due 04-01-2015

        445,000  Community Development Lease Revenue Bonds, Series 1997A,            NR                  NR           450,006
                 Community Development Authority of the City of Verona, Wisconsin,
                 5.50%, due 06-01-2017

      3,000,000  Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,      A                   NR         3,206,250
                 Series 1996B, 5.75%, Prerefunded 12-15-2006 @ 101

      1,600,000  Wisconsin Center District, Junior Dedicated Tax Revenue Refunding   A                   NR         1,568,000
                 Bonds, Series 1999, 5.25%, due 12-15-2023

      1,265,000  Wisconsin Housing Finance Authority Revenue Bonds, Prerefunded      NR                  NR         1,348,806
                 12-01-2017 at Par, Escrowed by U.S. Government Security, 6.10%,
                 prerefunded 12-01-2017

        460,000  Walworth County (Wisconsin) Housing Authority Housing Revenue       NR                  NR           460,575
                 Bonds, Series 1997, (FHA Insured Mortgage Loan-Kiwanis Herigage,
                 Inc. Senior Apartment Project), 5.70%, due 03-01-2039

      1,000,000  Community Development Authority of the City of Watertown,           NR                  NR           950,000
                 (Wisconsin), Redevelopment Lease Revenue Bonds,
                 Series 1998A, 5.00%, due 05-01-2018

        500,000  Housing Authority of the City of Waukesha, Wisconsin, Multifamily   NR                  NR           491,250
                 Housing Refunding Revenue Bonds, Series 1998A, (FHA Insured
                 Mortgage Loan-Oak Hills Terrace Project), 5.45%, due 06-01-2027

      1,000,000  Wauwatosa, Wisconsin, Redevelopment Authority, Milwaukee County,    AAA                 Aaa        1,030,000
                 Wisconsin, Redevelopment Authority Lease Revenue Bonds,
                 Series 1997, 5.65%, due 10-01-2015

        715,000  Housing Authority of Winnebago County, Wisconsin, Multifamily       NR                  NR           721,256
                 Housing Refunding Revenue Bonds, (Neenah-Menasha Ecumenical
                 Retirement Community, Inc. Project), 5.50%, due 10-01-2015

        855,000  Housing Authority of Winnebago County, Wisconsin, Multifamily       NR                  NR           860,344
                 Housing Refunding Revenue Bonds, (Neenah-Menasha Ecumenical                                      -----------
                  Retirement Community, Inc. Project), 5.60%, due 10-01-2020


Total Long-Term Tax-Exempt Securities (Cost $50,991,467)                                                          $51,300,363
                                                                                                                  -----------
                                                                                                                  -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
    215 North Main Street
    West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
    Richard H. Aster, M.D., Director
    Augustine J. English, Director
    Ralph J. Eckert, Director
    Richard J. Glaisner, Director
    Robert J. Tuszynski, President, Director
    Frank Ciano, Chief Financial Officer and Treasurer
    James Brendemuehl, Senior Vice President of Sales
    John Lauderdale, Senior Vice President of Marketing
    Kathleen Cain, Secretary

INVESTMENT ADVISOR
    B.C. Ziegler and Company
    215 North Main Street
    West Bend, Wisconsin 53095

DISTRIBUTOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
    B.C. Ziegler and Company
    215 North Main Street
    West Bend, Wisconsin 53095

CUSTODIAN
    Firstar Bank Milwaukee, N.A.
    615 East Michigan Street
    Milwaukee, Wisconsin 53202

COUNSEL
    Quarles & Brady LLP
    411 East Wisconsin Avenue
    Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP
    100 East Wisconsin Avenue
    Milwaukee, Wisconsin 53202

This report was prepared for shareholders of Principal Preservation Portfolios, Inc.' s Wisconsin Tax-Exempt Portfolio. It may not be used in connection with the offering of shares of the Wisconsin Tax-Exempt Portfolio unless preceded or accompanied by a current Prospectus.


PP861-8/99